Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

 I, Maged Shenouda, Chief Financial Officer of the Company, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of AzurRx BioPharma, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2018	s/ Maged Shenouda Maged Shenouda Chief Financial Officer (Principal Financial and Accounting Officer)